UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2016

DIGIRAD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Industrial Court,

Suwanee, GA 30024

(Address of principal executive offices, including zip code)

(858) 726-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Digirad Corporation (“Digirad” or the “Company”) dated January 1, 2016 filed with the Securities and Exchange Commission on January 7, 2016 (the “Initial Form 8-K”). The Initial Form 8-K reported that on January 1, 2016, Digirad completed the acquisition of Project Rendezvous Holding Corporation (“PRHC”). The Company acquired all the issued and outstanding common stock of PRHC with a combination of cash-on-hand and financing from the Company’s credit facility. The Initial Form 8-K also reported the Company has entered into a Credit Agreement on January 1, 2016 (filed with the Initial Form 8-K) with Wells Fargo Bank, National Association for a five-year credit facility with a maximum credit amount of $40,000,000. The sole purpose of this Amendment is to provide the financial statements and pro forma financial information required by Item 9.01, which were excluded from the Initial Form 8-K in accordance with the provisions of that item and are filed as exhibits hereto. All other items in the Initial Form 8-K remain the same.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following audited consolidated financial statements of Project Rendezvous Holding Corporation are attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Audited consolidated financial statements as of and for the year ended December 31, 2015.

The following audited consolidated financial statements of Project Rendezvous Holding Corporation are attached hereto as Exhibit 99.3 and incorporated herein by reference:

•	Audited consolidated financial statements as of and for the years ended December 31, 2014 and 2013.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements of Digirad Corporation are attached hereto as Exhibit 99.4 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2015; and,

•	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2015.

(d)	Exhibits

Exhibit Number	Description

2.1	Stock Purchase Agreement dated as of October 13, 2015, by and among Digirad Corporation, Project Rendezvous Holding Corporation, the stockholders of Project Rendezvous Holding Corporation, and Platinum Equity Advisors, LLC as the stockholder representative (incorporated by reference to Exhibit 2.1 of Form 8-K filed on January 7, 2016).

2.2	Amendment to Stock Purchase Agreement dated as of December 31, 2015, by and between Digirad Corporation and Platinum Equity Advisors, LLC as the stockholder representative (incorporated by reference to Exhibit 2.2 of Form 8-K filed on January 7, 2016).

10.1	Credit Agreement dated January 1, 2016, by and among Digirad Corporation, certain subsidiaries of the Digirad Corporation identified on the signature pages thereto, the lenders from time to time party thereto, Well Fargo Bank, National Association, as agent and as sole lead arranger and sole book runner (incorporated by reference to Exhibit 10.1 of Form 8-K filed on January 7, 2016).

23.1	Consent of Independent Auditors, BDO USA, LLP

23.2	Consent of Independent Auditors, Ernst & Young LLP

99.1	Press Release, dated January 5, 2016 (incorporated by reference to Exhibit 99.1 of Form 8-K filed on January 7, 2016).

99.2	Audited consolidated financial statements of Project Rendezvous Holding Corporation as of December 31, 2015 and for the year then ended.

99.3	Audited consolidated financial statements of Project Rendezvous Holding Corporation as of December 31, 2014 and 2013, and for the years then ended.

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2015 and Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION
(Registrant)

By:	/s/ Jeffry R. Keyes
Jeffry R. Keyes Chief Financial Officer

Dated: March 11, 2016

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Stock Purchase Agreement dated as of October 13, 2015, by and among Digirad Corporation, Project Rendezvous Holding Corporation, the stockholders of Project Rendezvous Holding Corporation, and Platinum Equity Advisors, LLC as the stockholder representative (incorporated by reference to Exhibit 2.1 of Form 8-K filed on January 7, 2016).

2.2	Amendment to Stock Purchase Agreement dated as of December 31, 2015, by and between Digirad Corporation and Platinum Equity Advisors, LLC as the stockholder representative (incorporated by reference to Exhibit 2.2 of Form 8-K filed on January 7, 2016).

10.1	Credit Agreement dated January 1, 2016, by and among Digirad Corporation, certain subsidiaries of the Digirad Corporation identified on the signature pages thereto, the lenders from time to time party thereto, Well Fargo Bank, National Association, as agent and as sole lead arranger and sole book runner (incorporated by reference to Exhibit 10.1 of Form 8-K filed on January 7, 2016).

23.1	Consent of Independent Auditors, BDO USA, LLP

23.2	Consent of Independent Auditors, Ernst & Young LLP

99.1	Press Release, dated January 5, 2016 (incorporated by reference to Exhibit 99.1 of Form 8-K filed on January 7, 2016).

99.2	Audited consolidated financial statements of Project Rendezvous Holding Corporation as of December 31, 2015 and for the year then ended.

99.3	Audited consolidated financial statements of Project Rendezvous Holding Corporation as of December 31, 2014 and 2013, and for the years then ended.

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2015 and Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2015.